EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-83386.

                                                             ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
April 3, 1997